Exhibit 10.3

May 3, 2018

Nordea Bank AB (publ), New York Branch,

as Facility Agent,

1211 Avenue of the Americas, 23rd Floor

New York, NY 10036

Attn: Shipping, Offshore & Oil Services

Telephone:  +1 212 318 9636
Facsimile:   +1 212 421 4420
E-mail: dlny-ny-cadloan@nordea.com

with a copy to:

Essendropsgate 7

P.O. Box 1166 Sentrum

NO-0107 Oslo, Norway

Facsimile: +47 22 48 66 78
E-mail: agency.soosid@nordea.com

Re:  Waiver Request

We refer to  the facility agreement, dated November 30, 2015 (as supplemented by a Supplemental Agreement dated December 28, 2015, as amended and restated by an Amending and Restating Deed dated June 29, 2016 and as supplemented by a Supplemental Agreement dated November 8, 2017 and as the same may be further amended or supplemented from time to time, the “Facility Agreement”), among (i) Gener8 Maritime Subsidiary VII Inc., as Borrower, (ii) the companies listed therein as joint and several Owner Guarantors and Hedge Guarantors, (iii) Gener8 Maritime, Inc. as Parent Guarantor, (iv) Citibank, N.A. and Nordea Bank AB (publ), New York Branch as Global Co-ordinators, (v) Citibank, N.A. as Bookrunner, (vi) Citibank, N.A., The Export-Import Bank of China and Bank of China, New York Branch, as Mandated Lead Arrangers, (vii) the banks and financial institutions listed therein as Original Lenders, (viii) the banks and financial institutions listed therein as Hedge Counterparties, (ix) Citibank, N.A., London Branch as ECA Co-ordinator and ECA Agent, and (x) Nordea Bank AB (publ), New York Branch, as Facility Agent and Security Agent, upon the terms and subject to the conditions of which the Original Lenders made available to the Borrower a term loan facility of up to (originally) $385,227,495.

Unless otherwise defined in this waiver request (the “Waiver Request”), capitalized terms used in this Waiver Request shall have the meanings set forth in the Facility Agreement.

We request that, by countersigning this Waiver Request, each of the Required Lenders confirms its agreement to the following waiver pursuant to Clause 44 (Amendments and Waivers) of the Facility Agreement.

1.                                      Temporary waiver of Interest Expense Coverage Ratio.

It is acknowledge and agreed among the Borrower, the Guarantors and the Required Lenders that for the Test Period ending on March 31, 2018 compliance by the Parent Guarantor with the requirements of Clause 20.2 (Interest Expense Coverage Ratio) of the Facility Agreement shall be temporarily waived.

The Borrower, the Guarantors and the Required Lenders further agree that nothing contained herein shall be deemed a waiver of the Interest Expense Coverage Ratio as required by Clause 20.2 (Interest Expense Coverage Ratio) of the Facility Agreement for any Test Period after March 31, 2018.

For the benefit of the Required Lenders, attached hereto as Exhibit A are the projections of the Parent Guarantor for the period Q1 2018 through Q4 2019.

2.                                      Conditions to effectiveness.

It is a condition precedent to the effectiveness of this Waiver Request that the Facility Agent receives confirmation from the Borrower that the required parties under the Korean Facility and the Re-Financing Facility have also provided their consent to a waiver similar to that described in Clause 1 hereof under each such facility.

3.                                      Guarantors’ confirmation.

Each of the Guarantors, by its signature of this Waiver Request, confirms its consent to the waiver to the Facility Agreement set out herein and confirms that its guarantee in Clause 17 (Guarantee and Indemnity) of the Facility Agreement remains in full force and effect.

4.                                      No other waivers

Other than as set forth in this Waiver Request, the provisions of the Facility Agreement shall remain unchanged and in full force and effect.

5.                                      Finance Document

It is acknowledged and agreed that this Waiver Request shall constitute a Finance Document for purposes of the Facility Agreement.

6.                                      Governing law and jurisdiction.

The provisions of Clause 47 (Governing Law) of the Facility Agreement shall apply to this Waiver Request as if set out in full but so that references to “this Agreement” are amended to read “this Waiver Request”.

7.                                      Execution in counterparts.

This Waiver Letter may be executed in counterparts.

Best regards,

GENER8 MARITIME SUBSIDIARY VII, INC., as Borrower

By:	/s/ Leonard J. Vrondissis
Name:	Leonard J. Vrondissis
Title:	President

GENER8 MARITIME, INC., as Parent Guarantor

By:	/s/ Leonard J. Vrondissis
Name:	Leonard J. Vrondissis
Title:	Executive Vice President, Chief Financial Officer and Secretary

GENER8 STRENGTH LLC, as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 SUPREME LLC, as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 SUCCESS LLC, as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 ANDRIOTIS LLC, as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 CHIOTIS LLC, as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

GENER8 MILTIADES LLC, as Owner Guarantor

By:	/s/ Dean Scaglione
Name:	Dean Scaglione
Title:	Manager

Accepted and agreed this 3 day of May, 2018 by:

NORDEA BANK AB (PUBL), NEW YORK BRANCH,

as Facility Agent and Security Agent

By:	/s/ Erik Havnvik
Name: Erik Havnvik
Title: Director

CITIBANK, N.A., LONDON BRANCH,

as ECA Agent and Original Lender

By:	/s/ Konstantinos Frangos
Name: Konstantinos Frangos
Title: Director, EMEH Head of Shipping EAF

THE EXPORT-IMPORT BANK OF CHINA,

as Original Lender

By:	/s/ Gao Zo Fong
Name: Gao Zo Fong
Title: Deputy General Manager

BANK OF CHINA, NEW YORK BRANCH,

as Original Lender

By:	/s/ Raymond Qiao
Name: Raymond Qiao
Title: EUP

Exhibit A Projections Ma r-18 Jun-18 Sep-18 Dec-18 Ma r-19 Jun-19 Sep-19 De c-19 ($ in thousands, except where noted) Anal ys ts Projections Net Voyage Revenues Opex General and Adminis trative Expens es $ 46,170 $ (23,194) (7,636) 62,393 $ (23,452) (7,636) 63,078 $ (23,710) (7,636) 63,078 $ (23,710) (7,636) 81,459 (23,542) (7,751) $ 82,369 $ (23,804) (7,751) 83,726 $ (24,065) (7,751) 83,726 (24,065) (7,751) EBITDA $ 15,340 $ 31,305 $ 31,733 $ 31,733 $ 50,166 $ 50,815 $ 51,910 $ 51,910 Maintenance Capex Cas h Interes t Expens e Free Cas h Flow (5,891) (12,291) (687) (12,135) - (11,972) - (11,672) (2,500) (11,121) (2,500) (10,932) - (10,729) - (10,407) $ (2,841) $ 18,482 $ 19,761 $ 20,061 $ 36,545 $ 37,383 $ 41,181 $ 41,504 Scheduled Debt Repayments Cas h Flow from Financing (30,084) (30,069) (30,069) (30,069) (30,069) (30,069) (30,069) (30,069) $ (30,084) $ (30,069) $ (30,069) $ (30,069) $ (30,069) $ (30,069) $ (30,069) $ (30,069) Quarter Ending Cas h Balance (incl. WC in Pools ) $ 193,676 $ 182,089 $ 171,781 $ 161,773 $ 168,249 $ 175,563 $ 186,675 $ 198,109 Les s : Working Capital at Pools (26,100) (26,100) (26,100) (26,100) (26,100) (26,100) (26,100) (26,100) Quarter Ending Cas h Balance $ 167,576 $ 155,989 $ 145,681 $ 135,673 $ 142,149 $ 149,463 $ 160,575 $ 172,009 Interes t Coverage Ratio LTM EBITDA Secured Debt Cas h Interes t $ 95,201 $ (50,231) 88,921 $ (51,658) 104,776 $ (49,483) 112,502 $ (48,070) 147,328 (46,901) $ 166,838 $ (45,697) 187,016 $ (44,454) 207,193 (43,189) EBITDA / Interes t Ratio Covenant Thres hold 1.90x 2.50x 1.72x 2.50x 2.12x 2.50x 2.34x 2.50x 3.14x 2.50x 3.65x 2.50x 4.21x 2.50x 4.80x 2.50x Cus hion / (Shortfall) Compliance? -.60x No -.78x No -.38x No -.16x No .64x Yes 1.15x Yes 1.71x Yes 2.30x Yes *Q1 2018 rate estimates are based off of actual earnings within the Navig8 pools. Change in Cas h$ (32,925) $ (11,587) $ (10,308) $ (10,008) $6,476 $7,314 $ 11,112 $ 11,435 Adj. EBITDA$ 15,340 $ 31,305 $ 31,733 $ 31,733 $ 50,166 $ 50,815 $ 51,910 $ 51,910 VLCC Spot Rate$19,476 $24,500 $ 24,500 $ 24,500 $ 32,569 $ 32,569 $32,569 $ 32,569 Suezm ax Spot Rate$9,666 $17,125 $ 17,125 $ 17,125 $ 25,006 $ 25,006 $25,006 $ 25,006 Afram ax Spot Rate$3,617 $15,125 $ 15,125 $ 15,125 $ 20,256 $ 20,256 $20,256 $ 20,256 Panam ax Spot Rate$5,865 $13,125 $ 13,125 $ 13,125 $ 17,878 $ 17,878 $17,878 $ 17,878 GENER8 MARITIME